Filed Pursuant to Rule 497(e)
Parnassus Funds:  1933 Act File No. 002-93131
1940 Act File No. 811-04044

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
Parnassus FundSM
Investor Shares: PARNX | Institutional Shares: PFPRX
Parnassus Core Equity FundSM
Investor Shares: PRBLX | Institutional Shares: PRILX
Parnassus Endeavor FundSM
Investor Shares: PARWX | Institutional Shares: PFPWX
Parnassus Mid Cap FundSM
Investor Shares: PARMX | Institutional Shares: PFPMX
Parnassus Fixed Income FundSM
Investor Shares: PRFIX | Institutional Shares: PFPLX
January 8, 2020

Supplement dated January 8, 2020 to the
Currently Effective Statement of Additional Information, dated May 1, 2019
Proxy Voting Policies and Procedures
Effective as of January 8, 2020, Annex B to the Statement of Additional Information, “Parnassus Investments Proxy Voting Policies and Procedures,” is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.
A shareholder may obtain additional information by contacting the Parnassus Funds at 1 (800) 999-3505.
******
Please Read Carefully and Keep for Future Reference

Exhibit A to Supplement
ANNEX B
PARNASSUS INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES
I.	Overview
Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes environmental, social and governance (“ESG”) factors as well as financial factors into account in making investment decisions. We seek to invest in companies with positive performance on ESG criteria. Obviously, no company will be perfect in all categories, but Parnassus Investments makes value judgments in deciding which companies best meet the criteria, and uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. We do not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. We do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels, but may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.
In addition to covering the voting of equity securities, these Proxy Voting Policies and Procedures also apply generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.
II.	Procedures
Education and Decisions
Our process for voting proxies begins with education. Through various means, we educate ourselves on issues likely to affect voting. Education allows us to categorize issues into those explicitly covered by our Policies (below), those that follow from the spirit of the Policies and the firm, and those that require a new decision.
When considering a new issue, we may review information and recommendations from the company, from advocates, from our service provider Institutional Shareholder Services (“ISS”) and/or others. Decisions are made by members of the investment team and are reviewed periodically by the Proxy Committee. We vote in a manner that we believe is in the best interest of clients and shareholders of the Funds.
Execution and Public Disclosure
In order to facilitate our proxy voting process, Parnassus Investments retains ISS, a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting our Policies and applying them to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

We also pay ISS to make our vote history public on our website, www.parnassus.com. We do not disclose how we voted before the information is made public. See section VIII, “Disclosure to Clients,” below for additional information regarding how we may disclose our votes.
With respect to the voting of proxies relating to fixed income securities, our fixed income portfolio manager is responsible for researching and issuing recommendations for voting proxies. We consider each proposal regarding a fixed income security on a case-by-case basis, taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.
Review
The Proxy Committee reviews our recent vote history periodically. This review process may result in updates to our Policies and Procedures.
III.	Policies
The following policies indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we believe is in the best interest of clients and shareholders of the Funds. These policies may not include all potential voting issues, and in rare cases, we may deviate somewhat from these policies.
Environmental Issues

•	We will vote for proposals asking for increased disclosure of current environmental practices and policies.
•	We will generally vote for shareholder proposals that reduce a company’s negative impact on the environment.
•	We will vote for proposals asking for the elimination or substitution of toxic compounds used in products.
•	We will vote for the adoption of the Coalition for Environmentally Responsible Economics (CERES) Principles.
Social Issues
Employee and Supply Chain

•	We will vote for proposals that show respect for a company’s workers.
•	We will vote for proposals asking for increased disclosure regarding impacts on employees and vendors or suppliers.
•
We will vote for proposals requesting that companies adopt appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers. These may address the use of forced or child labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Diversity

•
We will vote for proposals asking for increased disclosure on a company’s efforts to increase diversity. We will vote for proposals to improve the representation of women and minorities in the workforce, particularly at the executive level.

•	We will vote for proposals that assure pay equity among women, minorities, and their colleagues.
•	We will vote for proposals that adopt or improve nondiscrimination policies.
Community Relations

•	We will vote for proposals requesting the company be a good corporate citizen and show sensitivity to the communities where it operates.
Philanthropy

•	We will vote for proposals asking for increased disclosure of philanthropy.
Animal Welfare

•	We will generally vote for proposals asking for increased disclosure on a company’s animal testing.
•	We will generally vote for proposals requesting that management develop viable alternatives to animal testing.
•	We will generally vote for proposals calling for consumer products companies to reduce their use of animal testing.
  Ethical Business Practices

•	We will generally vote for proposals that ensure that a company follows ethical business practices.
Corporate Governance
Election of Directors

•	We will vote for proposals that require Board slates to consist of a majority of Directors who are independent from management.
•	We will also vote for proposals to separate Chief Executive Officer and Chairman of the Board positions.
•	We will vote for increased diversity, including qualified women and minorities, on Boards.
•	We will vote against Directors who are incumbent members of the nominating committee if there are not more than two women on the board.
•	We will vote against Directors who have attended less than 75% of the Board meetings.
•	We will vote against Directors who have ignored a shareholder proposal that has gained a majority of the votes outstanding.
•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for proposals that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.
•	We will vote case-by-case on proposals that seek to change the size or range of the Board.
•	We will vote case-by-case on directors individually, committee members, or the entire board.
Independent Accountants

•
We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.
•	We will vote against proposals to allow U.S.-based corporations to reincorporate overseas.
Shareholder Rights
Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.
Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.
Dual Classes of Stock

•	We will vote against dual classes of stock.
Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.
•	We generally will vote for proposals to allow shareholders, with a minimum threshold of 20% ownership, the ability to call a special meeting.
Equal Access to Proxies

•	We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.
•
We will vote for proxy access proposals to allow shareholders to nominate the greater of two Director candidates or 25% of the aggregate Director candidates on the company proxy, as long as nominators own 3% of the stock for three years and the nomination is not a frivolous one.

Action by Consent

•	We generally will vote for proposals to allow shareholders, with a minimum threshold of 20% ownership, the ability to act by written consent.
Compensation
Executive Compensation

•	We will vote on executive compensation on a case-by-case basis.
•
We will vote for proposals requesting that companies review and report on executive compensation. This includes reviews related to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

•	We will support proposals to allow shareholders to vote on executive compensation and management say on pay (MSOP).
Severance Packages

•	We will vote against severance that exceeds 3 times annual salary and bonus.
•
We will vote for proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes, which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution.
•	We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.
•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.
•	We will vote for the use of performance-based stock options, which tie executive compensation more closely to company performance.
Changes in Capital Structure
Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.
•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.
Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.
Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.
Issuance of Preferred Stock

•
We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•
We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

  Mergers, Acquisitions and Other Corporate Restructurings

•
We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.
•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.
•	We will vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.
Political Contributions

•	We will vote for proposals calling for a company to disclose political contributions.
Political Lobbying

	•	We will vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to influence governmental legislation.
•
We will vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures unless the terms of the proposal are unduly restrictive.

IV.	Conflicts of Interest
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

	1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;
	2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;
	3.	Suggest that the client engage another party to determine how the proxy should be voted; or
	4.	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.
V.	Voting of Foreign Shares
Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;
•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;
•	In person voting requirements;
•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);
•	Granting local agents powers of attorney to facilitate voting instructions; and
•	Proxy materials or ballots not being readily available or ballots not being available in English.
The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus Investments may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures, however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VI.	Annual Review by Compliance
We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer. Any time the Policies are no longer relevant, they will be amended to ensure they accurately reflect the procedures of Parnassus Investments.

VII.	Recordkeeping
We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;
•	A copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);
•	A record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);
•	A copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and
•
A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

VIII.	Disclosure to Clients
We will disclose to clients and to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually pursuant to a filing with the SEC. We will provide a summary of these proxy voting policies and procedures to clients and to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same. We generally do not disclose how we intend to vote securities held by the Funds at shareholder meetings, nor do we typically disclose how the Funds’ securities were voted at shareholder meetings other than pursuant to the annual filing with the SEC. If we do disclose our votes in a manner other than via SEC filings, we will publish the information regarding our votes to our website, www.parnassus.com.

IX.	Disclosure of Proxy Voting Intentions
Our investment professionals may disclose to an issuer how we intend to vote with regard to any matter to be presented at such issuer’s annual or special shareholders meetings.  With regard to a third party other than the issuer, our investment professionals may disclose how we intend to vote with regard to any matter to be presented at an annual or special shareholders meeting; provided that if the voting intention involves a shareholder’s proposal, whether under Rule 14a-8 of Securities Exchange Act of 1934, as amended, or under the issuer’s charter documents (a “Shareholder Proposal”), or a contested meeting, then our investment professionals will notify our CCO of the disclosure they made.
Our investment professionals will ensure that we do not act in concert with a third party with regard to a Shareholder Proposal, a contested meeting or other proxy matter unless otherwise approved by our CCO.  If our investment professionals want to take a public stance with regards to a proxy, the investment professionals must consult with our CCO before making or issuing a public statement.
Nothing hereunder shall restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which we vote proxies.